                                   [GRAPHIC]


                                    Annual Report October 31, 2000


Oppenheimer
Quest Balanced Value Fund(SM)





                                                     [LOGO OF OPPENHEIMER FUNDS]

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REPORT HIGHLIGHTS
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     CONTENTS

1    President's Letter

3    An Interview with Your Fund's Manager

7    Fund Performance

12   Financial Statements

29   Independent Auditors' Report

30   Federal Income Tax Information

31   Officers and Trustees

Although our overall performance proved disappointing, we were encouraged by investors' apparent migration toward more reasonably priced securities.

The Fund focused its equity investments on "traditional" value stocks and companies that are relatively less sensitive to economic changes.

In our fixed income allocation, we emphasized U.S. Treasuries and U.S.
Inflation-

Indexed securities, which helped to offset market volatility.

Average Annual
Total Returns*

For the 1-Year Period
Ended 10/31/00

Class A
Without           With
Sales Chg.        Sales Chg.
-----------------------------
5.78%             -0.30%
Class B
Without           With
Sales Chg.        Sales Chg.
-----------------------------
5.10%             0.10%
Class C
Without           With
Sales Chg.        Sales Chg.
-----------------------------
5.10%             4.10%

-----------------------------
Cumulative
Total Return*

For the Period
from 5/1/00 to 10/31/00

Class Y
-----------------------------
7.32%

                   *See Notes on page 10 for further details.

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PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder,


[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Quest Balanced
Value Fund

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

     We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

     In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

     Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.

                   1  OPPENHEIMER QUEST BALANCED VALUE FUND

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PRESIDENT'S LETTER
--------------------------------------------------------------------------------

     What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

     At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, health-care and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

     In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 21, 2000







These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.

                    2 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

[PHOTO]

Portfolio Management
Team (l to r)
Jolene Mirenna
Colin Glinsman
(Portfolio Manager)

How did Oppenheimer Quest Balanced Value FundSM perform during the 12 months that ended October 31, 2000?
A. Although our overall performance proved disappointing for the fiscal year, and we underperformed our benchmark, the S&P 500 Index slightly, we were encouraged by recent developments suggesting a resurgence in value investing. In our view, value stocks' extended underperformance of late has not indicated a lack of fundamental strengths in these issues. Rather, we believe this environment illustrated a market in awe of rapidly growing, yet overheated technology and telecommunications issues. From mid-year to period end, however, a marked increase in volatility prompted investors to take a more discerning view. As a result, there appeared to be a migration toward more reasonably priced alternatives offering solid fundamentals and realistic expectations.

Why did investor sentiment change?
Investors began to focus on individual opportunities, regardless of their industry classification. This was in stark contrast to what transpired earlier in the period, when the market was indiscriminately rewarding a narrow group of fast-growing "new economy" stocks with questionable valuations. The moment of truth, though, came in mid-March when inflation concerns reemerged, signaling that the Federal Reserve Board would likely continue its standing policy of raising interest rates to slow economic growth. At this juncture, investors came to realize that the exorbitant prices they were paying for these high-growth stocks--many without visible earnings or even the prospect of earnings--might be unjustified. A torrent of widespread selling followed, as investors sought to lock in gains. Although a rebound soon followed, the rally was short lived, as technology stocks sold off in July and again in September.

                    3 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

"We remained committed to our discipline, which looks at companies one at a time to find what we believe are superior, undervalued businesses."

     Meanwhile, the Federal Reserve Board's yearlong efforts to engineer a "soft landing" appeared to take hold, a sign that inflation might well be under control. While that prospect implied an end to further interest rate hikes--typically a supportive environment for stocks--skyrocketing oil prices, Mideast tensions and a number of corporate profit warnings converged to further complicate the picture towards the end of the reporting period. As investor sentiment turned increasingly cautious, it also became increasingly selective. By period end, previously beaten-down sectors, such as financial services and healthcare, had in fact transformed into performance leaders.

How was the Fund managed in this volatile environment?
We remained committed to our discipline, which looks at companies one at a time to find what we believe are superior, undervalued businesses. By a superior business, we mean one that is extremely well managed, earns high returns on capital, has a dominant competitive position to protect those returns and uses the resulting free cash flow to create shareholder value through acquisitions or share repurchases. "Undervalued," however, should not be confused with "cheap." Specifically, we use "undervalued" to refer to companies that are selling for less than their fair market value--or the price a prudent buyer would pay for the entire business.

     Severe volatility persuaded us to take a fairly conservative stance with respect to our asset allocation. At period end, approximately 60% of Fund assets was invested in stocks, 32% in bonds and 8% in cash. The stock portion of the Fund emphasized "traditional" value companies, such as financial services stocks, in addition to companies perceived as less cyclical or sensitive to changes in the economy, such as consumer staples. As for bonds, we focused on longer term U.S. Treasuries and Treasury inflation-indexed securities, two of the better performing fixed income asset classes during the fiscal year.

                    4 OPPENHEIMER QUEST BALANCED VALUE FUND

Average Annual
Total Returns

For the Periods Ended 9/30/001

Class A              Since
1-Year      5-Year   Inception
-------------------------------
-0.87%      16.97%    15.09%

Class B               Since
1-Year      5-Year    Inception
-------------------------------
-0.44%      17.45%    16.61%
Class C               Since
1-Year      5-Year    Inception
-------------------------------
3.56%       17.64%    16.43%

-------------------------------

Cumulative
Total Return

For the Period
from 5/1/00 to 9/30/001

Class Y               Since
                      Inception
-------------------------------
                      3.20%

Which stocks contributed most to the Fund's performance?
Although a volatile stock throughout the year, Freddie Mac, a quasi-government agency that securitizes and guarantees residential mortgages, continued to post solid earnings growth and market share gains. As for detractors, a telecommunications giant experienced several setbacks, particularly slower revenue growth, in the wake of its failed merger. Global fast-food leader McDonald's Corp. continued to struggle, as its dollar-denominated earnings were eroded by weakness in the euro and other foreign currencies.

How did the Fund's fixed income investments perform?
We strategically underweighted investments in the high yield market for most of the year, and therefore avoided most of the volatility within this asset class. We emphasized U.S. Treasuries, the best performing fixed income asset class for the period, and Treasury inflation-indexed securities, which benefited from rising interest rates. Unfortunately, this conservative positioning, designed to act more as a cushion against volatility, held back overall performance.

What is your outlook for the future?
While waiting out volatility can certainly be unsettling, it is the hallmark of the patient investor. For this reason, we will continue to seek out compelling value on a company-by-company basis, especially when we believe fundamentally sound, attractively valued businesses have been sold without rhyme or reason. As we appear to be transitioning toward a broader market, investors once again seem willing to explore opportunities on their own merits. This plays to our strengths as value investors, and is just one of many reasons why Oppenheimer Quest Balanced Value Fund is an important part of The Right Way to Invest.

1. See page 10 for further details.

                    5 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------



                            Portfolio Allocation/2/

                                    [GRAPH]

                          Stocks                 60.0%
                          Bonds                  32.3
                          Cash Equivalents        7.7



Top Ten Common Stock Holdings/3/
--------------------------------------------------------------------------------
CVS Corp.                                                                   6.0%
--------------------------------------------------------------------------------
Kroger Co.                                                                  5.9
--------------------------------------------------------------------------------
Freddie Mac                                                                 5.8
--------------------------------------------------------------------------------
Computer Associates International, Inc.                                     5.1
--------------------------------------------------------------------------------
John Hancock Financial Services, Inc.                                       3.2
--------------------------------------------------------------------------------
American Home Products Corp.                                                3.0
--------------------------------------------------------------------------------
Verizon Communications                                                      3.0
--------------------------------------------------------------------------------
McDonald's Corp.                                                            2.7
--------------------------------------------------------------------------------
FleetBoston Financial Corp.                                                 2.5
--------------------------------------------------------------------------------
Chevron Corp.                                                               2.1

Top Five Common Stock Industries/3/
--------------------------------------------------------------------------------
Food & Drug Retailers                                                      11.9%
--------------------------------------------------------------------------------
Diversified Financial                                                       9.9
--------------------------------------------------------------------------------
Computer Software                                                           7.9
--------------------------------------------------------------------------------
Telecommunications: Long Distance                                           4.8
--------------------------------------------------------------------------------
Banks                                                                       4.6



2. Portfolio is subject to change. Percentages are as of October 31, 2000, and are based on total market value of investments.

3. Portfolio is subject to change. Percentages are as of October 31, 2000, and are based on net assets.

                    6 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

FUND PERFORMANCE
--------------------------------------------------------------------------------

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended October 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended October 31, 2000, Oppenheimer Quest Balanced Fund operated in a highly volatile environment that adversely affected its returns and slightly underperformed its benchmark, the Standard & Poor's (S&P) 500 Index. For most of the period, investors overlooked value stocks in favor of rising growth stocks. However, during the summer, in light of recurring inflation concerns, rising oil prices, a strong US dollar and corporate profit warnings, the broader stock market began to show signs of strain. At that point, investors turned to the solid fundamentals, reasonable valuations and realistic expectations of traditional value stocks. During the period, the Fund's managers continued their longstanding value discipline and maintained many of their stock positions. However, because value stocks generally lagged the broader market for most of the period, this short rally in value stocks did little to help performance. The managers focused the Fund's fixed income investments on a conservative mix of U.S. Treasuries and Treasury inflation-indexed securities, which provided a cushion against volatility, but also held back performance. The Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2000. In the case of Class A shares, performance is measured from the inception of the Class on November 1, 1991, and in the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993. In the case of Class Y shares, performance is measured from the inception of the class on May 1, 2000. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

     The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

                    7 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

FUND PERFORMANCE
--------------------------------------------------------------------------------

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [GRAPH]

                                            Oppenheimer Quest Balanced    S&P
                                               Value Fund (Class A)    500 Index
--------------------------------------------------------------------------------
11/1/91                                                9,425              10,000
1/31/92                                                9,821              10,495
4/30/92                                               10,069              10,730
7/31/92                                               10,408              11,056
10/31/92                                              10,447              10,995
1/31/93                                               10,840              11,604
4/30/93                                               10,860              11,720
7/31/93                                               11,087              12,019
10/31/93                                              11,484              12,634
1/31/94                                               12,384              13,095
4/30/94                                               11,839              12,342
7/31/94                                               12,168              12,638
10/31/94                                              12,476              13,121
1/31/95                                               12,148              13,164
4/30/95                                               13,613              14,494
7/31/95                                               15,184              15,933
10/31/95                                              14,516              16,587
1/31/96                                               15,808              18,247
4/30/96                                               16,501              18,868
7/31/96                                               16,134              18,570
10/31/96                                              17,687              20,581
1/31/97                                               19,130              23,051
4/30/97                                               18,708              23,608
7/31/97                                               21,761              28,247
10/31/97                                              22,141              27,187
1/31/98                                               24,011              29,252
4/30/98                                               26,764              33,303
7/31/98                                               25,994              33,700
10/31/98                                              28,320              33,171
1/31/99                                               32,412              38,762
4/30/99                                               34,037              40,573
7/31/99                                               34,151              40,508
10/31/99                                              34,403              41,684
1/31/2000                                             33,684              42,771
4/30/2000                                             34,123              44,679
7/31/2000                                             33,251              44,140
10/31/2000                                            36,392              44,218



Average Annual Total Return of Class A Shares of the Fund at 10/31/00/1/ 1-Year -0.30% 5-Year 18.77% Life 15.43%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:


                                    [GRAPH]

                                           Oppenheimer Quest Balanced     S&P
                                               Value Fund (Class B)    500 Index
--------------------------------------------------------------------------------
9/1/93                                                10,000              10,000
10/31/93                                              10,081              10,128
1/31/94                                               10,842              10,498
4/30/94                                               10,363               9,894
7/31/94                                               10,627              10,132
10/31/94                                              10,884              10,519
1/31/95                                               10,583              10,553
4/30/95                                               11,841              11,619
7/31/95                                               13,185              12,773
10/31/95                                              12,588              13,297
1/31/96                                               13,692              14,628
4/30/96                                               14,264              15,126
7/31/96                                               13,926              14,887
10/31/96                                              15,240              16,499
1/31/97                                               16,463              18,480
4/30/97                                               16,079              18,926
7/31/97                                               18,680              22,645
10/31/97                                              18,981              21,795
1/31/98                                               20,557              23,451
4/30/98                                               22,867              26,698
7/31/98                                               22,173              27,017
10/31/98                                              24,122              26,593
1/31/99                                               27,572              31,075
4/30/99                                               28,918              32,526
7/31/99                                               28,967              32,475
10/31/99                                              29,178              33,417
1/31/2000                                             28,567              34,288
4/30/2000                                             28,940              35,818
7/31/2000                                             28,201              35,386
10/31/2000                                            30,865              35,448

Average Annual Total Return of Class B Shares of the Fund at 10/31/00/1/ 1-Year 0.10% 5-Year 19.27% Life 17.03%


1. See page 10 for further details.


                    8 OPPENHEIMER QUEST BALANCED VALUE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:


                                    [GRAPH]

Class C

                                          Oppenheimer Quest Balanced      S&P
                                              Value Fund (Class C)     500 Index
--------------------------------------------------------------------------------
9/1/93                                                10,000              10,000
10/31/93                                              10,081              10,128
1/31/94                                               10,856              10,498
4/30/94                                               10,371               9,894
7/31/94                                               10,634              10,132
10/31/94                                              10,879              10,519
1/31/95                                               10,571              10,553
4/30/95                                               11,821              11,619
7/31/95                                               13,153              12,773
10/31/95                                              12,551              13,297
1/31/96                                               13,642              14,628
4/30/96                                               14,212              15,126
7/31/96                                               13,875              14,887
10/31/96                                              15,183              16,499
1/31/97                                               16,393              18,480
4/30/97                                               16,012              18,926
7/31/97                                               18,601              22,645
10/31/97                                              18,904              21,795
1/31/98                                               20,477              23,451
4/30/98                                               22,778              26,698
7/31/98                                               22,090              27,017
10/31/98                                              24,031              26,593
1/31/99                                               27,457              31,075
4/30/99                                               28,801              32,526
7/31/99                                               28,866              32,475
10/31/99                                              29,029              33,417
1/31/2000                                             28,369              34,288
4/30/2000                                             28,711              35,818
7/31/2000                                             27,930              35,386
10/31/2000                                            30,510              35,448

Average Annual Total Return of Class C Shares of the Fund at 10/31/00/1/ 1-Year 4.10% 5-Year 19.44% Life 16.84%


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [GRAPH]

                                           Oppenheimer Quest Balanced      S&P
                                              Value Fund (Class Y)     500 Index
--------------------------------------------------------------------------------
5/1/2000                                              10,000              10,000
7/31/2000                                              9,795               9,879
10/31/2000                                            10,732               9,897

Cumulative Total Return of Class Y Shares of the Fund at 10/31/00/1/
Life 7.32%


The performance information for the S&P 500 Index in the graphs begins on 10/31/91 for Class A, and 8/31/93 for both Class B and Class C, and 4/30/00 for Class Y.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                    9 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------
In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's returns at 10/31/00 include results for periods of exceptional market performance that are not typical of historical results. You should not expect those growth rates to continue. Because of ongoing market volatility, the Fund's performance has been subject to substantial short-term fluctuation and current performance may be less than the results shown. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's sub-advisor.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 11/1/91. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher.
Class A shares are subject to a maximum annual 0.15% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

Class B shares were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares were first publicly offered on 5/1/00. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's
Statement of Additional Information.

                   10 OPPENHEIMER QUEST BALANCED VALUE FUND

                                                  Financials






                   11 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS October 31, 2000
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares       See Note 1
================================================================================
Common Stocks--60.3%
--------------------------------------------------------------------------------
Basic Materials--3.0%
--------------------------------------------------------------------------------
Chemicals--1.3%
Dow Chemical Co.                                       1,000,000    $ 30,625,000
--------------------------------------------------------------------------------
Metals--1.7%
Alcoa, Inc.                                            1,000,000      28,687,500
--------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Cl. B/1/         1,300,000      10,318,750
                                                                    ------------
                                                                      39,006,250

--------------------------------------------------------------------------------
Communication Services--4.8%
--------------------------------------------------------------------------------
Telecommunications: Long Distance--4.8%
Verizon Communications                                  1,200,000     69,375,000
--------------------------------------------------------------------------------
WorldCom, Inc./1/                                       1,700,000     40,375,000
                                                                    ------------
                                                                     109,750,000

--------------------------------------------------------------------------------
Consumer Cyclicals--2.0%
--------------------------------------------------------------------------------
Leisure & Entertainment--1.7%
Mattel, Inc.                                            3,000,000     38,812,500
--------------------------------------------------------------------------------
Retail: Specialty--0.3%
Gap, Inc.                                                 300,000      7,743,750
--------------------------------------------------------------------------------
Consumer Staples--15.0%
--------------------------------------------------------------------------------
Broadcasting--0.4%
Clear Channel Communications, Inc./1/                     150,000      9,009,375
--------------------------------------------------------------------------------
Entertainment--2.7%
McDonald's Corp.                                        2,000,000     62,000,000
--------------------------------------------------------------------------------
Food & Drug Retailers--11.9%
CVS Corp.                                               2,600,000    137,637,500
--------------------------------------------------------------------------------
Kroger Co./1/                                           6,000,000    135,375,000
                                                                    ------------
                                                                     273,012,500

--------------------------------------------------------------------------------
Energy--5.2%
--------------------------------------------------------------------------------
Energy Services--1.0%
Exelon Corp.                                              400,000     24,050,000
--------------------------------------------------------------------------------
Oil: Domestic--4.2%
Chevron Corp.                                             600,000     49,275,000
--------------------------------------------------------------------------------
Texaco, Inc.                                              800,000     47,250,000
                                                                    ------------
                                                                      96,525,000

--------------------------------------------------------------------------------
Financial--15.4%
--------------------------------------------------------------------------------
Banks--4.6%
Chase Manhattan Corp.                                   1,050,000     47,775,000
--------------------------------------------------------------------------------
FleetBoston Financial Corp.                             1,500,000     57,000,000
                                                                    ------------
                                                                     104,775,000

                    12 OPPENHEIMER QUEST BALANCED VALUE FUND

                                                                    Market Value
                                                         Shares       See Note 1
--------------------------------------------------------------------------------
Diversified Financial--9.9%
Countrywide Credit Industries, Inc.                     600,000   $   22,462,500
--------------------------------------------------------------------------------
Freddie Mac                                           2,200,000      132,000,000
--------------------------------------------------------------------------------
John Hancock Financial Services, Inc./1/              2,300,000       72,737,500
                                                                  --------------
                                                                     227,200,000

--------------------------------------------------------------------------------
Insurance--0.9%
American General Corp.                                  250,000       20,125,000
--------------------------------------------------------------------------------
Healthcare--4.4%
--------------------------------------------------------------------------------
Healthcare/Drugs--4.4%
American Home Products Corp.                          1,100,000       69,850,000
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                500,000       30,468,750
                                                                  --------------
                                                                     100,318,750
--------------------------------------------------------------------------------
Technology--9.2%
--------------------------------------------------------------------------------
Computer Hardware--1.0%
Dell Computer Corp./1/                                  800,000       23,600,000
--------------------------------------------------------------------------------
Computer Software--7.9%
Computer Associates International, Inc.               3,700,000      117,937,500
--------------------------------------------------------------------------------
Compuware Corp./1/                                    2,400,000       18,900,000
--------------------------------------------------------------------------------
Microsoft Corp./1/                                      300,000       20,662,500
--------------------------------------------------------------------------------
Sabre Holdings Corp.                                    700,693       23,429,422
                                                                  --------------
                                                                     180,929,422

--------------------------------------------------------------------------------
Electronics--0.3%
Texas Instruments, Inc.                                 150,000        7,359,375
--------------------------------------------------------------------------------
Transportation--1.3%
--------------------------------------------------------------------------------
Air Transportation--1.3%
AMR Corp./1/                                            900,000       29,475,000
                                                                  --------------
Total Common Stocks (Cost $1,278,642,264)                          1,384,316,922

================================================================================
Preferred Stocks--0.3%

Freeport-McMoRan Copper & Gold, Inc., 7%
Cum. Cv., Non-Vtg. (Depository shares each
representing 0.05 shares of step-up preferred)          506,400        5,570,400
(Cost 8,173,336)

                    13 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                Principal    Market Value
                                                                  Amount      See Note 1
=========================================================================================
U.S. Government Obligations--19.6%

Tennessee Valley Authority Inflationary Bonds, 3.375%,
   1/15/07/2/                                               $  57,770,530    $ 54,641,678
-----------------------------------------------------------------------------------------
U.S. Treasury Bonds, 5.25%, 2/15/29                            27,500,000      25,069,165
-----------------------------------------------------------------------------------------
U.S. Treasury Inflationary Index Nts., 3.875%,
   1/15/09--4/15/29/2/                                        337,644,630     338,446,908
-----------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.75%, 8/15/10                                                  8,025,000       8,019,992
5.875%, 11/15/04                                                4,050,000       4,052,746
6%, 8/15/09                                                    18,125,000      18,318,883
                                                                              -----------
Total U.S. Government Obligations (Cost $428,252,308)                         448,549,372

=========================================================================================
Non-Convertible Corporate Bonds and Notes--12.9%
-----------------------------------------------------------------------------------------
Basic Materials--1.9%
-----------------------------------------------------------------------------------------
Chemicals--1.9%
E.I. DuPont De Nemours & Co., 6.875% Unsec. Nts., 10/15/09     38,000,000      37,410,468
-----------------------------------------------------------------------------------------
IMC Global, Inc., 7.625% Bonds, 11/1/05                         5,500,000       5,286,974
                                                                              -----------
                                                                               42,697,442
-----------------------------------------------------------------------------------------
Capital Goods--1.5%
-----------------------------------------------------------------------------------------
Manufacturing--1.5%
Federal-Mogul Corp., 7.375% Nts., 1/15/06                      10,500,000       2,887,500
-----------------------------------------------------------------------------------------
Textron, Inc., 6.75% Unsec. Nts., 9/15/02                      32,400,000      32,222,383
                                                                               35,109,883
-----------------------------------------------------------------------------------------
Consumer Cyclicals--1.7%
-----------------------------------------------------------------------------------------
Leisure & Entertainment--0.1%
HMH Properties, Inc., 7.875% Sr. Nts., Series A, 8/1/05         2,750,000       2,626,250
-----------------------------------------------------------------------------------------
Retail: General--1.6%
J. C. Penney Co., Inc.:
7.375% Nts., 6/15/04                                           16,975,000      12,545,883
7.40% Nts., 4/1/37                                             34,000,000      24,052,552
                                                                              -----------
                                                                               36,598,435
-----------------------------------------------------------------------------------------
Consumer Staples--1.0%
-----------------------------------------------------------------------------------------
Food & Drug Retailers--0.8%
Safeway, Inc., 7% Nts., 9/15/02                                18,500,000      18,441,077
-----------------------------------------------------------------------------------------
Household Goods--0.2%
Playtex Family Products Corp., 9% Sr. Sub. Nts., 12/15/03       5,500,000       5,335,000
-----------------------------------------------------------------------------------------
Financial--3.5%
-----------------------------------------------------------------------------------------
Diversified Financial--2.2%
Conseco Financing Trust II, 8.70% Capital Securities,
11/15/26                                                       51,155,000      18,160,025
-----------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% 10/1/09 4/1/27             41,990,000      14,906,450
-----------------------------------------------------------------------------------------
Duke Capital Corp., 7.50% Bonds, 10/1/09                       11,500,000      11,578,200
-----------------------------------------------------------------------------------------
Textron Financial Corp., 7.125% Nts., 12/9/04                   5,800,000       5,846,394
                                                                              -----------
                                                                               50,491,069

                    14 OPPENHEIMER QUEST BALANCED VALUE FUND

                                                      Principal    Market Value
                                                        Amount       See Note 1
--------------------------------------------------------------------------------
Insurance--1.3%
AFLAC, Inc., 6.50% Sr. Unsec. Nts., 4/15/09        $ 26,900,000  $   24,914,565
--------------------------------------------------------------------------------
Conseco, Inc., 6.80% Unsec. Nts., 6/15/05             8,000,000       4,960,000
                                                                  --------------
                                                                     29,874,565

--------------------------------------------------------------------------------
Healthcare--2.2%
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--2.2%
PharMerica, Inc., 8.375% Sr. Sub. Nts., 4/1/08/3/     6,000,000       4,530,000
--------------------------------------------------------------------------------
Tenet Healthcare Corp.:
7.625% Sr. Unsec. Nts., Series B, 6/1/08              5,350,000       5,109,250
8% Sr. Nts., 1/15/05                                 39,150,000      38,709,563
8.625% Sr. Unsec. Nts., 12/1/03                       2,500,000       2,519,390
                                                                  --------------
                                                                     50,868,203

--------------------------------------------------------------------------------
Transportation--1.1%
--------------------------------------------------------------------------------
Air Transportation--1.1%
Delta Air Lines, Inc., 7.70% Nts., 12/15/05          24,800,000      23,901,521
                                                                  --------------
Total Non-Convertible Corporate Bonds
and Notes (Cost $366,620,214)                                       295,943,445
================================================================================
Convertible Corporate Bonds and Notes--0.1%
Hyperion Solutions Corp., 4.50% Cv. Unsec. Debs.,
3/15/05 (Cost 3,958,989)                           $  4,000,000       2,900,000
================================================================================
Short-Term Notes--7.7%
American Express Credit Corp., 6.47%, 11/27/00       46,472,000      46,254,847
--------------------------------------------------------------------------------
Federal Home Loan Bank, 6.45%, 11/1/00               41,147,000      41,147,000
--------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.37%, 11/7/00      10,564,000      10,552,785
--------------------------------------------------------------------------------
Ford Motor Credit Co., 6.48%, 11/20/00               50,000,000      49,829,000
--------------------------------------------------------------------------------
General Electric Credit Capital, 6.50%, 12/4/00      20,000,000      19,880,833
--------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.49%, 11/15/00     10,000,000       9,974,761
                                                                  --------------
Total Short-Term Notes (Cost $177,639,226)                          177,639,226
--------------------------------------------------------------------------------
Total Investments, at Value (Cost $2,263,286,337)         100.9%  2,314,919,365
--------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                      (0.9)    (19,915,113)
                                                     ---------------------------
Net Assets                                                100.0% $2,295,004,252
                                                     ===========================

1.   Non-income-producing security.
2. Denotes an inflation-indexed security: coupon and principal are indexed to the consumer price index.
3. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

                    15 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES October 31, 2000
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $2,263,286,337)--
see accompanying statement                                       $2,314,919,365
--------------------------------------------------------------------------------
Cash                                                                    172,453
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                     11,815,166
Interest and dividends                                               11,545,951
Shares of beneficial interest sold                                    3,931,954
Other                                                                    85,635
                                                                 ---------------
Total assets                                                      2,342,470,524

================================================================================
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed                               35,042,322
Investments purchased                                                11,406,160
Distribution and service plan fees                                      469,556
Trustees' compensation                                                  256,738
Transfer and shareholder servicing agent fees                            51,371
Other                                                                   240,125
                                                                 ---------------
Total liabilities                                                    47,466,272

================================================================================
Net Assets                                                       $2,295,004,252
                                                                 ===============
================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                       $    1,384,302
--------------------------------------------------------------------------------
Additional paid-in capital                                        2,185,816,114
--------------------------------------------------------------------------------
Undistributed net investment income                                  16,372,655
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions             39,798,153
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                           51,633,028
                                                                 ---------------
Net Assets                                                       $2,295,004,252
                                                                 ===============

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,027,559,835 and 61,695,162 shares of beneficial
interest outstanding)                                                   $ 16.66
Maximum offering price per share (net asset value
plus sales charge of 5.75% of offering price)                           $ 17.68
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $925,476,461 and 56,025,004 shares of beneficial
interest outstanding)                                                   $ 16.52
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $341,824,441 and 20,701,407
shares of beneficial interest outstanding)                              $ 16.51
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per
share (based on net assets of 143,515 and 8,608 shares of
beneficial interest outstanding)                                        $ 16.67

See accompanying Notes to Financial Statements.

                    16 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

================================================================================
Investment Income
Interest                                                          $  65,943,107
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $83,954)              16,471,982
                                                                  --------------
Total income                                                         82,415,089

================================================================================
Expenses
Management fees                                                      18,958,482
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               4,081,922
Class B                                                               8,735,122
Class C                                                               3,364,066
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               1,242,992
Class B                                                               1,104,550
Class C                                                                 417,369
Class Y                                                                      17
--------------------------------------------------------------------------------
Trustees' compensation                                                  202,285
--------------------------------------------------------------------------------
Custodian fees and expenses                                             123,414
--------------------------------------------------------------------------------
Other                                                                 1,480,866
                                                                  --------------
Total expenses                                                       39,711,085
Less expenses paid indirectly                                           (31,240)
                                                                  --------------
Net expenses                                                         39,679,845

================================================================================
Net Investment Income                                                42,735,244

================================================================================
Realized and Unrealized Gain
Net realized gain on investments                                     57,872,248
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                 13,242,015
                                                                  --------------
Net realized and unrealized gain                                     71,114,263

================================================================================
Net Increase in Net Assets Resulting from Operations              $ 113,849,507
                                                                  ==============

See accompanying Notes to Financial Statements

                    17 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended October 31,                                   2000           1999
================================================================================
Operations

Net investment income                                $ 42,735,244  $ 14,207,435
--------------------------------------------------------------------------------
Net realized gain                                      57,872,248    50,925,358
--------------------------------------------------------------------------------
Net change in unrealized appreciation                  13,242,015    25,800,019
                                                     ---------------------------
Net increase in net assets resulting from operations  113,849,507    90,932,812

================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                               (17,543,827)   (6,078,115)
Class B                                               (10,102,062)   (3,048,066)
Class C                                                (3,988,979)   (1,204,827)
Class Y                                                      (153)           --
--------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                               (22,769,050)  (19,068,191)
Class B                                               (19,818,961)   (8,965,339)
Class C                                                (7,666,158)   (3,441,385)
Class Y                                                        --            --

================================================================================
Beneficial Interest Transactions

Net increase in net assets resulting from
beneficial interest transactions:
Class A                                               112,910,940   739,204,026
Class B                                               111,351,592   722,633,645
Class C                                                24,570,641   285,571,885
Class Y                                                   136,170            --

================================================================================
Net Assets

Total increase                                        280,929,660 1,796,536,445
--------------------------------------------------------------------------------
Beginning of period                                 2,014,074,592   217,538,147
                                                  ------------------------------
End of period (including undistributed net
investment income of $16,372,655 and $5,227,907,
respectively)                                     $ 2,295,004,252 $2,014,074,592
                                                  ==============================

See accompanying Notes to Financial Statements.

                    18 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Class A Year Ended October 31,                                  2000          1999       1998        1997       1996/1/
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                      $     16.41     $   15.50   $  13.99     $  12.48   $   10.92
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                             .36           .21        .26          .20         .23
Net realized and unrealized gain                                  .55          2.88       3.24         2.65        2.05
                                                          ------------------------------------------------------------------
Total income from investment operations                           .91          3.09       3.50         2.85        2.28
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                             (.28)         (.26)      (.20)        (.19)       (.22)
Distributions from net realized gain                             (.38)        (1.92)     (1.79)       (1.15)       (.50)
                                                          ------------------------------------------------------------------
Total dividends and/or distributions to shareholders             (.66)        (2.18)     (1.99)       (1.34)       (.72)
                                                          ------------------------------------------------------------------
Net asset value, end of period                            $     16.66     $   16.41   $  15.50     $  13.99   $    2.48
                                                          ==================================================================

============================================================================================================================
Total Return, at Net Asset Value/2/                              5.78%        21.48%     27.91%       25.18%      21.84%

============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $ 1,027,560     $ 899,084   $ 135,821     $ 79,751   $  49,322
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $ 1,020,483     $ 454,409   $ 103,244     $ 61,618   $  43,428
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                            2.24%         1.81%       2.07%        1.68%       2.03%
Expenses                                                         1.45%         1.51%       1.55%/4/     1.58%/4/    1.90%/4/
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           105%           58%        165%          89%        124%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                    19 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

Class B    Year Ended October 31,                    2000          1999         1998         1997       1996/1/
===================================================================================================================
Per Share Operating Data

Net asset value, beginning of period              $   16.28     $   15.40     $  13.92     $  12.42   $   10.88
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .25           .14          .19          .15         .17
Net realized and unrealized gain                        .55          2.84         3.20         2.62        2.03
                                                  -----------------------------------------------------------------
Total income from investment operations                 .80          2.98         3.39         2.77        2.20
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.18)         (.18)        (.12)        (.12)       (.16)
Distributions from net realized gain                   (.38)        (1.92)       (1.79)       (1.15)       (.50)
                                                  -----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.56)        (2.10)       (1.91)       (1.27)       (.66)
                                                  -----------------------------------------------------------------
Net asset value, end of period                    $   16.52     $   16.28     $  15.40     $  13.92   $   12.42
                                                  =================================================================

===================================================================================================================
Total Return, at Net Asset Value/2/                    5.10%        20.84%       27.08%       24.55%      21.07%

===================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)          $ 925,476     $ 801,485     $ 60,807     $ 25,609   $  13,175
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 873,470     $ 355,797     $ 39,165     $ 19,230   $  10,097
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                  1.64%         1.21%        1.53%        1.09%       1.40%
Expenses                                               2.06%         2.10%        2.15%/4/     2.17%/4/    2.53%/4/
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 105%           58%         165%          89%        124%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.   Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                    20 OPPENHEIMER QUEST BALANCED VALUE FUND

Class C    Year Ended October 31,                   2000           1999         1998         1997       1996/1/
=====================================================================================================================
Per Share Operating Data

Net asset value, beginning of period              $   16.27      $  15.40    $   13.92     $  12.43     $ 10.89
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .25           .15          .18          .15         .17
Net realized and unrealized gain                        .55          2.83         3.21         2.62        2.02
                                                  -------------------------------------------------------------------
Total income from investment operations                 .80          2.98         3.39         2.77        2.19
---------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                   (.18)         (.19)        (.12)        (.13)       (.15)
Distributions from net realized gain                   (.38)        (1.92)       (1.79)       (1.15)       (.50)
                                                  -------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.56)        (2.11)       (1.91)       (1.28)       (.65)
                                                  -------------------------------------------------------------------
Net asset value, end of period                    $   16.51         16.27    $   15.40     $  13.92    $  12.43
                                                  ===================================================================

=====================================================================================================================
Total Return, at Net Asset Value/2/                    5.10%        20.80%       27.12%       24.51%      20.97%

=====================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)          $ 341,824     $ 313,506     $ 20,910     $  6,687    $  2,809
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 336,336     $ 139,356     $ 11,598     $  4,724    $  2,200
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                  1.64%         1.21%        1.60%        1.09%       1.40%
Expenses                                               2.06%         2.10%        2.15%/4/     2.17%/4/    2.53%/4/
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 105%           58%         165%          89%        124%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.   Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                    21 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

Class Y    Period Ended October 31,                                    2000/1/
================================================================================
Per Share Operating Data

Net asset value, beginning of period                                    $ 15.65
--------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                                       .15
Net realized and unrealized gain                                            .99
                                                                        --------
Total income from investment operations                                    1.14
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                       (.12)
Distributions from net realized gain                                         --
                                                                        --------
Total dividends and/or distributions to shareholders                       (.12)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $ 16.67
                                                                        ========

================================================================================
Total Return, at Net Asset Value/2/                                        7.32%

--------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)                                $   144
--------------------------------------------------------------------------------
Average net assets (in thousands)                                       $    32
--------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                                      2.46%
Expenses                                                                    .98%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                     105%

1.   For the period from May 1, 2000 (inception of offering) to October 31,
     2000.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.   Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                    22 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Oppenheimer Quest Balanced Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.

     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

                    23 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

1. Significant Accounting Policies Continued

Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2000, a provision of $150,741 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $224,160 as of October 31, 2000.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $18,041,064, an increase in undistributed net investment income of $44,525, and a decrease in accumulated net realized gain on investments of $18,085,589. This reclassification includes $18,085,589 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is

                    24 OPPENHEIMER QUEST BALANCED VALUE FUND obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                               Year Ended October 31, 2000/1/ Year Ended October 31, 1999
                                     Shares       Amount          Shares        Amount
------------------------------------------------------------------------------------------------
Class A
Sold                             43,943,603    $  691,390,182      52,113,404     $  837,757,585
Dividends and/or distributions
reinvested                        2,250,576        35,496,341       1,593,155         23,977,272
Redeemed                        (39,287,912)     (613,975,583)     (7,682,755)      (122,530,831)
                               -----------------------------------------------------------------
Net increase                      6,906,267    $  112,910,940      46,023,804     $  739,204,026
                               =================================================================

------------------------------------------------------------------------------------------------
Class B
Sold                             26,123,757    $  408,575,609      47,556,516     $  759,392,906
Dividends and/or distributions
reinvested                        1,767,287        27,770,767         754,928         11,312,030
Redeemed                        (21,108,052)     (324,994,784)     (3,017,631)       (48,071,291)
                               -----------------------------------------------------------------
Net increase                      6,782,992    $  111,351,592      45,293,813     $  722,633,645
                               =================================================================

------------------------------------------------------------------------------------------------
Class C
Sold                             10,628,869    $  165,996,553      19,021,846     $  303,512,681
Dividends and/or distributions
reinvested                          684,150        10,744,678         290,560          4,352,373
Redeemed                         (9,881,441)     (152,170,590)     (1,400,575)       (22,293,169)
                               -----------------------------------------------------------------
Net increase                      1,431,578    $   24,570,641      17,911,831     $  285,571,885
                               =================================================================

------------------------------------------------------------------------------------------------
Class Y
Sold                                 10,078    $      159,209              --     $           --
Dividends and/or distributions
reinvested                                9               145              --                 --
Redeemed                             (1,479)          (23,184)             --                 --
                               -----------------------------------------------------------------
Net increase                          8,608    $      136,170              --     $           --
                               =================================================================

1. For the year ended October 31, 2000, for Class A, B and C shares and for the period from May 1, 2000 (inception of offering) to October 31, 2000, for Class Y shares.

                    25 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2000, were $2,406,474,909 and $2,054,788,046, respectively.

     As of October 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $2,286,663,324 was:

Gross unrealized appreciation       $ 193,325,613
Gross unrealized depreciation        (165,069,572)
                                    -------------
Net unrealized appreciation         $  28,256,041
                                    =============

================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund, which provides for a fee of 0.85% of average annual net assets. The Fund's management fee for the year ended October 31, 2000, was an annualized rate of 0.85%, before any waiver by the Manager if applicable.

--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) a monthly fee based on the fee schedule set forth in the Prospectus. For the year ended October 31, 2000, the Manager paid $5,657,214 to the Sub-Advisor.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses.

--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

Year Ended
October 31, 2000

                      Aggregate    Class A Front-     Commissions     Commissions     Commissions
                      Front-End        End Sales       on Class A      on Class B      on Class C
                  Sales Charges          Charges           Shares          Shares          Shares
                     on Class A      Retained by      Advanced by     Advanced by     Advanced by
Year Ended               Shares      Distributor      Distributor/1/  Distributor/1/  Distributor/1/
---------------------------------------------------------------------------------------------------
October 31, 2000     $6,392,362       $1,302,254       $2,029,296      $11,994,681      $1,446,469

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                                   Class A                    Class B                   Class C
                       Contingent Deferred        Contingent Deferred       Contingent Deferred
                             Sales Charges              Sales Charges             Sales Charges
Year Ended         Retained by Distributor    Retained by Distributor   Retained by Distributor
-----------------------------------------------------------------------------------------------
October 31, 2000                   $74,107                $ 2,960,905                  $285,981

                    26 OPPENHEIMER QUEST BALANCED VALUE FUND

     The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
Class A Distribution and Service Plan Fees. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares of the Fund. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses the fees it receives from the Fund to pay brokers, dealers, banks and other financial institutions. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2000, payments under the Class A Plan totaled $4,081,922, all of which was paid by the Distributor to recipients. That included $191,845 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor pays out the portion of the asset-based sales charge equal to 0.10% of average net assets representing Class A shares.

--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

                    27 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. Fees and Other Transactions with Affiliates Continued

Distribution fees paid to the Distributor for the year ended October 31, 2000, were as follows:

                                                  Distributor's    Distributor's
                                                      Aggregate     Unreimbursed
                                                   Unreimbursed    Expenses as %
                Total Payment    Amount Retained       Expenses    of Net Assets
                   Under Plan     by Distributor     Under Plan         of Class
--------------------------------------------------------------------------------
Class B Plan       $8,735,122         $7,939,491    $28,042,493           3.03%
Class C Plan        3,364,066          2,316,618      4,276,406           1.25


================================================================================
5. Illiquid Securities

As of October 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of October 31, 2000, was $4,530,000, which represents 0.20% of the Fund's net assets.

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the year ended or at October 31, 2000.

                    28 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Quest Balanced Value Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Quest Balanced Value Fund as of October 31, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999, and the financial highlights for each of the years in the four-year period ended October 31, 1999, were audited by other auditors whose report dated November 19, 1999, expressed an unqualified opinion on this information.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Balanced Value Fund as of October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
November 21, 2000

                    29 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------


================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends and distributions of $0.5166, $0.4894 and $0.4897 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 7, 1999, of which $0.0470 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the fiscal year ended October 31, 2000, which are not designated as capital gain distributions should be multiplied by 12.80% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                    30 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

OPPENHEIMER QUEST BALANCED VALUE FUND
--------------------------------------------------------------------------------

A Series of Oppenheimer Quest For Value Funds
================================================================================
Officers and Trustees         Bridget A. Macaskill, Chairman of the Board of
                                 Trustees and President
                              Paul Y. Clinton, Trustee
                              Thomas W. Courtney, Trustee
                              Robert G. Galli, Trustee
                              Lacy B. Herrmann, Trustee
                              George Loft, Trustee
                              O. Leonard Darling, Vice President
                              Andrew J. Donohue, Secretary
                              Brian W. Wixted, Treasurer
                              Robert J. Bishop, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer
                              Robert G. Zack, Assistant  Secretary

================================================================================
Investment Advisor            OppenheimerFunds, Inc.

================================================================================
Sub-Advisor                   OpCap Advisors

================================================================================
Distributor                   OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder      OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of                  Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors          KPMG LLP

================================================================================
Legal Counsel                 Mayer, Brown & Platt

                              For more complete information about Oppenheimer Quest Balanced Value Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the
                              OppenheimerFunds Internet website at
                              www.oppenheimerfunds.com.

                              Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                              Oppenheimer funds are distributed by
                              OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.



         (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

                   31 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

================================================================================
Global Equity

                Developing Markets Fund          Global Fund
                International Small Company Fund Quest Global Value Fund
                Europe Fund                      Global Growth & Income Fund
                International Growth Fund
================================================================================
Equity
                Stock                            Stock & Bond
                Emerging Technologies Fund       Main Street(R)Growth & Income
                                                  Fund
                Enterprise Fund                  Quest Opportunity Value Fund
                Discovery Fund                   Total Return Fund
                Main Street(R)Small Cap Fund     Quest Balanced Value Fund
                Quest Small Cap Fund/1/          Capital Income Fund
                MidCap Fund                      Multiple Strategies Fund
                Main Street(R)Opportunity Fund   Disciplined Allocation Fund
                Growth Fund                      Convertible Securities Fund
                Capital Appreciation Fund
                Large Cap Growth Fund            Specialty
                Disciplined Value Fund           Real Asset Fund(R)
                Quest Capital Value Fund         Gold & Special Minerals Fund
                Quest Value Fund
                Trinity Growth Fund
                Trinity Core Fund
                Trinity Value Fund
================================================================================
Fixed Income
                Taxable                          Municipal
                International Bond Fund          California Municipal Fund/3/
                World Bond Fund/2/               Main Street(R)California
                                                  Municipal Fund/2/,/3/
                High Yield Fund                  Florida Municipal Fund/3/
                Champion Income Fund             New Jersey Municipal Fund/3/
                Strategic Income Fund            New York Municipal Fund/3/
                Bond Fund                        Pennsylvania Municipal Fund/3/
                Senior Floating Rate Fund        Municipal Bond Fund
                U.S. Government Trust            Insured Municipal Fund/2/
                Limited-Term Government Fund     Intermediate Municipal Fund

                                                 Rochester Division
                                                 Rochester Fund Municipals
                                                 Limited Term New York Municipal
                                                  Fund
================================================================================
Money Market/4/
                Money Market Fund                Cash Reserves

1. The Fund's name changed from "Oppenheimer Quest Small Cap Value Fund" on 5/19/00.
2. The Fund's Board has proposed to reorganize the Fund into another Oppenheimer fund subject to shareholder approval.
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

                    32 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions/1/
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048

--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457

--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310

--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461

--------------------------------------------------------------------------------
OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments 1.800.835.3104

--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

--------------------------------------------------------------------------------
Ticker Symbols Class A: QVGIX Class B: QGRBX Class C: QGRCX
--------------------------------------------------------------------------------

1. At times this website may be inaccessible or its transaction feature may be unavailable.


                                                     [LOGO OF OPPENHEIMER FUNDS]

RAQ257.001.1000   December 30, 2000